                                                                     EXHIBIT 4.4

                               DEED OF ACCESSION



                             dated 7 December 1998



                               CHIREX AMERICA INC

                                  as Guarantor

                           CHIREX (HOLDINGS) LIMITED

                                  as Borrower

                             BANKERS TRUST COMPANY

                                    as Agent



                              LINKLATERS & PAINES
                                One Silk Street
                                London EC2Y 8HQ

                            Tel: (-44) 171 456 2000

                                    Ref. RL?

  THIS DEED is made this 7th day of December 1998 by ChiRex America Inc, as Guarantor, IN FAVOUR OF:

  (1) CHIREX (HOLDINGS) LIMITED (the "Borrower")

  (2) BANKERS TRUST INTERNATIONAL PLC AND MIDLAND BANK PLC as Joint Arrangers;

  (3) BANKERS TRUST COMPANY, as Agent (the "Agent")

  (4) BANKERS TRUST COMPANY, as Security Agent;

  (5) THE LENDERS PARTY TO THE FACILITIES AGREEMENT DESCRIBED BELOW; and

  (6) THE OBLIGORS PARTY TO THE FACILITIES AGREEMENT DESCRIBED BELOW.

  WHEREAS

A This Deed is supplemental to a facilities agreement dated 30 October, 1997 made among the parties referred to in paragraphs (1) to (6) above as amended by the First and Second Amendments dated 30 July 1998 and 16 November 1998 respectively, (the "Facilities Agreement" which expression includes any amendments or supplements thereto or restatements thereof).

B It is a term of the Second Amendment that each of the Borrower and the Guarantors procure that ChiRex America Inc accede to the Facilities Agreement as a Guarantor.

C ChiRex America Inc wishes to accede to the Facilities Agreement as a Guarantor.

  NOW THIS DEED WITNESSETH AS FOLLOWS:

1 Words and expressions defined in the Facilities Agreement shall have the same meanings when used herein.

2 ChiRex America Inc hereby:

  (a) agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to a Guarantor (including without limitation Clause 15 (Guarantee) and Clause 30 (Jurisdiction) of the Facilities Agreement) as if it were a party to the Facilities Agreement in such capacity; and

  (b) represents and warrants to the Agent and the other Finance Parties in the terms of the Facilities Agreement.

3 The undersigned Guarantor agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to an Obligor as if it were a party to the Facilities Agreement in such capacity.

4 The undersigned Guarantor confirms that its address for the purposes of Clause
  27 (Notices) of the Facilities Agreement is set out under its name as follows:

  ChiRex America Inc
  300 Atlantic Street
  Suite 402
  Stamford
  CT 06901
  USA
  Attention:  M A Griffith
  Facsimile:  001 203 425 9996

5 Each of the undersigned hereby agrees that ChiRex America Inc shall, from the date of the later of (i) the execution by the Agent of this Deed and (ii) the execution by Borrower of this Deed, accede to the Facilities Agreement as if it were a Guarantor and an Obligor named therein and a party thereto.

6 This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7 This Deed shall be governed by and constructed in accordance with the laws of England.

  IN WITNESS WHEREOF the undersigned have caused this Deed to be duly executed and delivered the day and year first above written.

  EXECUTED and DELIVERED        )
  as a deed                     )
  for and on behalf of          )
  ChiRex America Inc            )
  by                            )
  in the presence of            )



  EXECUTED and DELIVERED        )

  as a deed                     )
  for and on behalf of          )
  ChiRex (Holdings) Limited     )
  as Borrower                   )
  by                            )
  in the presence of            )

  SIGNED by
  for and on behalf of
  BANKERS TRUST COMPANY,
  as Agent




  Date:

                               DEED OF ACCESSION



                             dated 7 December 1998



                          CHIREX TECHNOLOGY CENTRE INC

                                  as Guarantor

                           CHIREX (HOLDINGS) LIMITED

                                  as Borrower

                             BANKERS TRUST COMPANY

                                    as Agent



                              LINKLATERS & PAINES
                                One Silk Street
                                London EC2Y 8HQ

                            Tel: (-44) 171 456 2000

  THIS DEED is made this 7th day of December 1998 by ChiRex Technology Centre Inc, as Guarantor, IN FAVOR OF:

  (1) CHIREX (HOLDINGS) LIMITED (the "Borrower")

  (2) BANKERS TRUST INTERNATIONAL PLC AND MIDLAND BANK PLC as Joint Arrangers;

  (3) BANKERS TRUST COMPANY, as Agent (the "Agent")

  (4) BANKERS TRUST COMPANY, as Security Agent;

  (5) THE LENDERS PARTY TO THE FACILITIES AGREEMENT DESCRIBED BELOW; and

  (6) THE OBLIGORS PARTY TO THE FACILITIES AGREEMENT DESCRIBED BELOW.

  WHEREAS

A This Deed is supplemental to a facilities agreement dated 30 October, 1997 made among the parties referred to in paragraph (1) to (6) above as amended by the First and Second Amendments dated 30 July 1998 and 16 November 1998 respectively (the "Facilities Agreement" which expression includes any amendments or supplements thereto or restatements thereof).

B It is a term of the Second Amendment that each of the Borrower and the Guarantors procure that ChiRex Technology Centre Inc accede to the Facilities Agreement as a Guarantor.

C ChiRex Technology Centre Inc wishes to accede to the Facilities Agreement as a Guarantor.

  NOW THIS DEED WITNESSETH AS FOLLOWS:

1 Words and expressions defined in the Facilities Agreement shall have the same meanings when used herein.

2 ChiRex Technology Centre Inc hereby:

  (a) agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to a Guarantor (including without limitation Clause 15 (Guarantee) and Clause 30 (Jurisdiction) of the Facilities Agreement) as if it were a party to the Facilities Agreement in such capacity, and

  (b) represents and warrants to the Agent and the other Finance Parties in the terms of the Facilities Agreement.

3 The undersigned Guarantor agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to an Obligor as if it were a party to the Facilities Agreement in such capacity.

4 The undersigned Guarantor confirms that its address for the purposes of Clause
  21 (Notices) of the Facilities Agreement is set out under its name as follows:

  ChiRex Technology Centre Inc
  300 Atlantic Street
  Suite 402
  Stamford
  CT 06901
  USA
  Attention:  M A Griffith
  Facsimile:  001 203 425 9996

5 Each of the undersigned hereby agrees that ChiRex Technology Centre Inc shall, from the date of the later of (i) the execution by the Agent of this Deed and
  (ii) the execution by Borrower of this Deed, accede to the Facilities Agreement as if it were a Guarantor and an Obligor named therein and a party thereto.

6 This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7 This Deed shall be governed by and constructed in accordance with the laws of England.

  IN WITNESS WHEREOF the undersigned have caused this Deed to be duly executed and delivered the day and year first above written.

  EXECUTED and DELIVERED        )
  as a deed                     )
  for and on behalf of          )
  ChiRex Technology Centre Inc  )
  By                            )
  in the presence of            )


  EXECUTED and DELIVERED        )

  as a deed                     )
  for and on behalf of          )
  ChiRex (Holdings) Limited     )
  as Borrower                   )
  by                            )
  in the presence of            )

  SIGNED by
  for and on behalf of
  BANKERS TRUST COMPANY,
  as Agent




  Date: